UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)February 25,2009
                                               -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    110 W. Taylor Street, San Jose, California     95110
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 25, 2009, SJW Corp. (the "Company") announced its 2008 Annual and fourth quarter Financial Results. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number      Description of Document
--------    ------------------------

99.1     Press Release issued by SJW Corp., dated February 25,
         2009, announces 2008 Annual and Fourth Quarter
         Financial Results.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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February 25, 2009           /s/ David A. Green
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                            David a. Green, Chief Financial
                            Officer and Treasurer

Exhibit
Number     Description of Document
--------   ------------------------

99.1     Press Release issued by SJW Corp., dated February 25,
         2009, announces 2008 Annual and Fourth Quarter
         Financial Results.